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                                                                    EXHIBIT 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing of Brightpoint, Inc.'s (the "Company") Quarterly Report on Form 10-Q for the period ending September 30, 2002 (the "Report"), I, Robert J. Laikin, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                /s/ Robert J. Laikin
                                                -------------------------------
                                                Robert J. Laikin
                                                Chief Executive Officer


Date:  November 14th, 2002